SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   November 8, 1996
                   Date of Report (Date of earliest event reported)



                              CALIFORNIA MICROWAVE, INC.
                (Exact name of registrant as specified in its charter)


           Delaware                 0-7428              94-1668412
           (State or other          (Commission         (IRS Employer
           jurisdiction of          File Number)        Identification No.)
           incorporation)


                555 Twin Dolphin Drive, Redwood City California 94065
                 (Address of principal executive offices)  (Zip Code)


           (Registrant's telephone number, including area code):  415/596-9000

























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                     Item 5.  Other Events.

                     California Microwave, Inc. announced today the following results on matters voted upon at its annual meeting of shareholders held on October 25, 1996.

           .    The following individuals were elected to the Board of
                Directors: J.J. Adorjan, Edward E. David, Jr., Alfred M. Gray, Arthur H. Hausman, David B. Leeson, Philip F. Otto, William B. Marx, Jr., Terry W. Ward, and Frederick W. Whitridge, Jr.

           . The amendment to increase the shares covered by the Company's Employee Stock Purchase Plan by 400,000 shares was approved.

           . The selection of Ernst & Young LLP as independent certified public accountants for the Company was ratified.


                                      SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CALIFORNIA MICROWAVE, INC.
                                         (Registrant)



                                    By:   /s/ George L. Spillane
                                         ________________________
                                    Name:     George L. Spillane
                                    Title:    Vice President and
                                              Secretary



           Dated:  November 8, 1996













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